EXECUTION VERSION

FIFTH AMENDMENT TO FOURTH AMENDED AND RESTATED
RECEIVABLES PURCHASE AGREEMENT

THIS FIFTH AMENDMENT TO FOURTH AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT (this “Amendment”), dated as of November 8, 2017, is entered into among WESCO RECEIVABLES CORP. (the “Seller”), WESCO DISTRIBUTION, INC. (“WESCO” or the “Servicer”), the Purchasers (each, a “Purchaser”) and Purchaser Agents (each, a “Purchaser Agent”) party hereto, and PNC BANK, NATIONAL ASSOCIATION, as Administrator (the “Administrator”).
RECITALS
1.The Seller, the Servicer, each Purchaser, each Purchaser Agent and the Administrator are parties to the Fourth Amended and Restated Receivables Purchase Agreement, dated as of September 24, 2015 (as amended through the date hereof, the “Agreement”).
2.    Concurrently herewith, the parties hereto are entering into that certain Fifth Amended and Restated Purchaser Group Fee Letter (the “Amended Fee Letter”), dated as of the date hereof.
3.    Concurrently herewith, the Seller, the Servicer and the Administrator are entering into that certain Ninth Amendment to the Lock-Box Schedule Letter Agreement (the “Amendment to the Lock-Box Schedule Letter Agreement”), dated as of the date hereof.
4.    Concurrently herewith, the Seller, the Servicer and the Administrator are entering into amendments to the Lock-Box Agreements with Fifth Third Bank and PNC Bank, National Association, each as a Lock-Box Bank (the “Amendments to the Lock-Box Agreements”), each dated as of the date hereof.
5.    The parties hereto desire to amend the Agreement as hereinafter set forth.
NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:
1.    Certain Defined Terms. Capitalized terms that are used herein without definition and that are defined in Exhibit I to the Agreement shall have the same meanings herein as therein defined.
2.    Amendments to the Agreement. The agreement is hereby amended as follows:
(a)    The following new defined terms are added to Exhibit I of the Agreement in appropriate alphabetical order:
“LCR Security” means any commercial paper or security (other than equity securities issued to WESCO or any Originator that is a consolidated subsidiary of WESCO under GAAP) within the meaning of Paragraph __.32

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(e)(viii) of the final rules titled Liquidity Coverage Ratio: Liquidity Risk Measurement Standards, 79 Fed. Reg. 197, 61440 et seq. (October 10, 2014).
“OFAC” means the U.S. Department of Treasury’s Office of Foreign Assets Control.
(b)    The defined terms “Off-System Receivable” and “Off-System Pool Receivable” are deleted in their entirety from Exhibit I of the Agreement.
(c)    Clause (c) of the definition of “Eligible Receivable” set forth in Exhibit I to the Agreement is amended by replacing the phrase “90 days” where it appears therein with the phrase “150 days”.
(d)    Clause (iv) of the definition of “Excess Concentration” set forth in Exhibit I to the Agreement is restated in its entirety as follows:
(iv)    [Reserved];
(e)    The definition of “Excluded Receivable” set forth in Exhibit I to the Agreement is restated in its entirety as follows:
“Excluded Receivable” means any Receivable (without giving effect to the exclusion of “Excluded Receivables” from the definition thereof) (i) owed by an Obligor not a resident of the United States and denominated in a currency other than U.S. dollars, (ii) the Obligor of which is Siemens AG or any Subsidiary thereof or (iii) the Obligor of which is Mondelez International Inc. or any Subsidiary thereof.
(f)    The definition of “Sanctioned Country” set forth in Exhibit I to the Agreement is restated in its entirety as follows:
“Sanctioned Country” means a country subject to a sanctions program maintained under any Anti-Terrorism Law, including any such country identified on the list maintained by OFAC and available at: http://www.treasury.gov/resource‑center/sanctions/Programs/Pages/Programs.aspx, or as otherwise published from time to time.
(g)    The definition of “Sanctioned Person” set forth in Exhibit I to the Agreement is restated in its entirety as follows:
“Sanctioned Person” means (i) A person named on the list of “Specially Designated Nationals” or “Blocked Persons” maintained by OFAC available at: http://www.treasury.gov/resource‑center/sanctions/
SDN‑List/Pages/default.aspx, or as otherwise published from time to time, (ii) (A) an agency of the government of a Sanctioned Country, (B) an organization controlled by a Sanctioned Country or (C) a person resident in a Sanctioned Country, to the extent subject to a sanctions program

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administered by OFAC, or (iii) any individual person, group, regime, entity or thing listed or otherwise recognized as a specially designated, prohibited, sanctioned or debarred person, group, regime, entity or thing, or subject to any limitations or prohibitions (including but not limited to the blocking of property or rejection of transactions), under any Anti-Terrorism Law.
(h)    The definition of “Special Obligor” set forth in Exhibit I to the Agreement is restated in its entirety as follows:
“Special Obligor” means an Obligor (i) specifically approved in writing by the Administrator and all of the Purchasers and (ii) that is set forth on Annex C to this Agreement.
(i)    The defined term “Total Reserves” set forth in Exhibit I to the Agreement is amended by replacing the percentage “10%” where it appears therein with “13%”.
(j)    Clause (y) of Section 1 of Exhibit III to the Agreement is restated in its entirety as follows:
(y)    The Seller has not issued any LCR Securities, and the Seller is a consolidated subsidiary of WESCO under GAAP.
(k)    Clause (ii) of Clause (h) of Section 1 of Exhibit IV to the Agreement is restated in its entirety as follows:
(ii) to visit the offices and properties of the Seller and the Originators for the purpose of examining such materials described in clause (i) above (and shall include the review of the systems and operations of the off-system originators), and to discuss matters relating to Receivables and the Related Security or the Seller’s, WESCO’s or the Originators’ performance under the Transaction Documents or under the Contracts with any of the officers, employees, agents or contractors of the Seller, WESCO or the Originators having knowledge of such matters.
(l)    The following new clause (s) is added to Section 1 of Exhibit IV to the Agreement:
(s)    Liquidity Coverage Ratio.  The Seller shall not issue any LCR Security.

(m)    Schedule VII of the Agreement is replaced in its entirety with Schedule VII attached hereto.
(n)    Annex C of the Agreement is replaced in its entirety with Annex C attached hereto
3.    Representations and Warranties. The Seller and the Servicer hereby represent and warrant to each of the parties hereto as follows:

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(a)    Representations and Warranties. The representations and warranties contained in Exhibit III of the Agreement, as amended hereby, are true and correct as of the date hereof.
(b)    No Default. Both before and immediately after giving effect to this Amendment and the transactions contemplated hereby, no Termination Event or Unmatured Termination Event exists or shall exist.
4.    Effect of Amendment. All provisions of the Agreement, as expressly amended and modified by this Amendment shall remain in full force and effect. As of and after the Effective Time, all references in the Agreement (or in any other Transaction Document) to “this Agreement”, “hereof”, “herein” or words of similar effect referring to the Agreement shall be deemed to be references to the Agreement as amended by this Amendment. This Amendment shall not be deemed, either expressly or impliedly, to waive, amend or supplement any provision of the Agreement other than as set forth herein.
5.    Effectiveness. This Amendment shall become effective as of the time (the “Effective Time”) at which the Administrator has executed this Amendment and receives each of the following, in each case form and substance satisfactory to the Administrator in its sole discretion: (A) counterparts of this Amendment executed by each of the other parties hereto, (B) counterparts of the Amended Fee Letter executed by each of the other parties thereto, (C) evidence of payment by the Seller of all accrued and unpaid fees, costs and expenses to the extent then due and payable on the date hereof, including any such costs (including those contemplated by the Amended Fee Letter), (D) counterparts of the Amendment to the Lock-Box Schedule Letter Agreement executed by each of the other parties thereto, (E) counterparts of the Amendments to the Lock-Box Agreements executed by each of the other parties thereto, (F) an opinion of counsel to the Seller and Servicer with respect to customary corporate, enforceability and security interest matters and (G) such other agreements, documents, instruments and opinions as the Administrator may request.
6.    Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument.
7.    Governing Law; Jurisdiction.
7.1    THIS AMENDMENT SHALL BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).
7.2    ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AMENDMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK; AND, BY EXECUTION AND DELIVERY OF THIS AMENDMENT, EACH OF THE PARTIES HERETO CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY,

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TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES, TO THE MAXIMUM EXTENT PERMITTED BY LAW, ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, THAT IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AMENDMENT OR ANY DOCUMENT RELATED HERETO. EACH OF THE PARTIES HERETO WAIVES PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH SERVICE MAY BE MADE BY ANY OTHER MEANS PERMITTED BY NEW YORK LAW.
8.    Section Headings. The various headings of this Amendment are included for convenience only and shall not affect the meaning or interpretation of this Amendment, the Agreement or any provision hereof or thereof.
9.    Post-Closing Covenant. On or prior to the thirty-fifth (35th) day after the date hereof (or such later day as agreed to in writing by the Administrator), the Servicer shall (or shall cause the applicable Originator to) (i) cause to be recorded in the UCC records of the Secretary of State of Connecticut, a release or termination (in the form previously provided to the Administrator or otherwise in form and substance reasonably acceptable to the Administrator) of the UCC-1 financing statement, filing number 0002333959, naming Communications Supply Corporation. as debtor and Citibank, N.A. as secured party and (ii) provide the Administrator a file-stamped copy of such release or termination. Notwithstanding anything to the contrary in this Agreement or any other Transaction Document, the failure of the Servicer to timely perform any of the covenants under this Section 9 shall constitute a Termination Event with no grace period.
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IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.
WESCO RECEIVABLES CORP.

By:    /s/Brian M. Begg
Name: Brian M. Begg
Title: Vice President and Treasurer

WESCO DISTRIBUTION, INC.,
as Servicer

By:     /s/Brian M. Begg
Name: Brian M. Begg
Title: Vice President and Treasurer

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PNC BANK, NATIONAL ASSOCIATION,
as a Committed Purchaser

By:     /s/Michael Brown
Name:    Michael Brown
Title:    Senior Vice President

PNC BANK, NATIONAL ASSOCIATION,
as Purchaser Agent for PNC Bank, National
Association

By:     /s/Michael Brown
Name:    Michael Brown
Title:    Senior Vice President

PNC BANK, NATIONAL ASSOCIATION,
as Administrator

By:     /s/Michael Brown
Name:    Michael Brown
Title:    Senior Vice President

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WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Committed Purchaser

By:     /s/William P. Rutowski
Name:    William P. Rutowski
Title:    Director

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Purchaser Agent for Wells Fargo Bank, National Association

By:     /s/William P. Rutowski
Name:    William P. Rutowski
Title:    Director

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FIFTH THIRD BANK, as a Committed Purchaser

By:     /s/Andrew D. Jones
Name:    Andrew D. Jones
Title:    Director

FIFTH THIRD BANK,
as Purchaser Agent for Fifth Third Bank

By:     /s/Andrew D. Jones
Name:    Andrew D. Jones
Title:    Director

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THE HUNTINGTON NATIONAL BANK, as a Committed Purchaser

By:     /s/Elizabeth Murray
Name:    Elizabeth Murray
Title:    Senior Vice President

THE HUNTINGTON NATIONAL BANK,
as Purchaser Agent for The Huntington National Bank

By:     /s/Elizabeth Murray
Name:    Elizabeth Murray
Title:    Senior Vice President

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LIBERTY STREET FUNDING LLC, as a Conduit Purchaser

By:     /s/ Jill A. Russo
Name:    Jill Russo
Title:    Vice President

THE BANK OF NOVA SCOTIA, as a Committed Purchaser

By:     /s/ Paula J. Czach
Name:    Paula J. Czach
Title:    Managing Director

THE BANK OF NOVA SCOTIA, as Purchaser Agent for The Bank of Nova Scotia and Liberty Street Funding LLC

By:     /s/ Paula J. Czach
Name:    Paula J. Czach
Title:    Managing Director

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BRANCH BANKING AND TRUST COMPANY, as a Committed Purchaser

By:     /s/ John K. Perez
Name:    John K. Perez
Title:    Senior Vice President

BRANCH BANKING AND TRUST COMPANY,
as Purchaser Agent for Branch Banking and Trust Company

By:     /s/ John K. Perez
Name:    John K. Perez
Title:    Senior Vice President

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U.S. BANK NATIONAL ASSOCIATION, as a Committed Purchaser

By:     /s/ William Patton
Name:    William Patton
Title:    Vice President

U.S. BANK NATIONAL ASSOCIATION, as Purchaser Agent for U.S. Bank National Association

By:     /s/ William Patton
Name:    William Patton
Title:    Vice President

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SCHEDULE VII
SCHEDULED COMMITMENT TERMINATION DATE

PNC BANK, NATIONAL ASSOCIATION,
as a Committed Purchaser for PNC Bank, National Association

Scheduled Commitment Termination Date: September 24, 2020

FIFTH THIRD BANK,
as a Committed Purchaser for Fifth Third Bank

Scheduled Commitment Termination Date: September 24, 2020

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Committed Purchaser for Wells Fargo Bank, National Association

Scheduled Commitment Termination Date: September 24, 2020

THE HUNTINGTON NATIONAL BANK,
as a Committed Purchaser for The Huntington National Bank

Scheduled Commitment Termination Date: September 24, 2020

THE BANK OF NOVA SCOTIA,
as a Committed Purchaser for Liberty Street Funding LLC

Scheduled Commitment Termination Date: September 24, 2020

BRANCH BANKING AND TRUST COMPANY,
as a Committed Purchaser for Branch Banking and Trust Company

Scheduled Commitment Termination Date: September 24, 2020

U.S. BANK NATIONAL ASSOCIATION,
as a Committed Purchaser for U.S. Bank National Association

Scheduled Commitment Termination Date: September 24, 2020

Schedule VII-1
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ANNEX C
to Fourth Amended And Restated Receivables Purchase Agreement
LIST OF SPECIAL OBLIGORS

Special Obligor	Special Obligor Concentration Percentage
United Technologies Corporation	7%*
Chevron Corporation	5%*
Duke Energy Corp.	3%*
Public Service Enterprise Group Inc.	3%*
Charter Communications, Inc.	4%*

* Such Special Obligor Concentration Percentage reflects the aggregate Special Obligor Concentration Percentage with respect to such Special Obligor and its subsidiaries

Annex C-1
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